UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2017

CrossAmerica Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-35711	45-4165414
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 Hamilton Street, Suite 200 Allentown, PA	18101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 625-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

CrossAmerica GP LLC, the general partner (the “General Partner”) of CrossAmerica Partners LP (“CrossAmerica” or “the Partnership”) (NYSE:CAPL), a publicly traded Delaware limited partnership, is indirectly owned and controlled by Alimentation Couche-Tard Inc. (“Couche-Tard”), a publicly traded company in Canada (TSX: ATD.A ATD.B).

On August 4, 2017, CrossAmerica entered into a definitive Asset Purchase Agreement (the “Purchase Agreement”), by and among (i) CrossAmerica, (ii) Jet-Pep, Inc., an Alabama corporation, and (iii) other persons listed as signatories in the Purchase Agreement (collectively the “Sellers”).  Pursuant to the Purchase Agreement, CrossAmerica has agreed to purchase the real property and the fuel supply business of 92 fee simple sites, and the leasehold interest in 5 leased real property sites; and the fuel supply business to five independent dealers (“Acquired Assets”) for an aggregate cash consideration of $72,250,000 (the “Purchase Price”), subject to certain closing adjustments. CrossAmerica also agreed to assume certain liabilities and pay for the value of the petroleum inventory contained in the retail sites.  Circle K Stores Inc., a wholly owned subsidiary of Couche-Tard (“Circle K), also entered into definitive asset purchase agreements with the Sellers.  The closing of the purchase of the Acquired Assets and the closing of the purchase by Circle K, of certain related retail and terminaling assets from the Sellers (the “Circle K Agreements”), are mutually conditioned upon each other.

The closing of the transaction (“Closing”) is expected to occur in the fourth quarter 2017, and is subject to the satisfaction or waiver of customary closing conditions. The Purchase Agreement contains customary representations, warranties, agreements and obligations of the parties, and termination and closing conditions. CrossAmerica and the Sellers have generally agreed to indemnify each other for breaches of the representations, warranties and covenants contained in the Purchase Agreement, subject to survival period limitations and an indemnification cap for the Sellers in the amount of $6.5 million in the aggregate for Sellers’ liabilities under the Purchase Agreement and the Circle K Agreements.  CrossAmerica has agreed to purchase a pollution legal liability insurance policy in an aggregate policy amount of $5 million (in excess of amounts payable under the Alabama Underground and Aboveground Storage Tank Trust Fund) for the Acquired Assets and the locations purchased pursuant to the Circle K Agreements. In connection with the Purchase Agreement, each Seller has agreed, subject to certain exceptions, not to, and to cause its affiliates not to, directly or indirectly, (i) engage in certain competitive activities related to the sale of motor fuels in Alabama for five years following Closing, and (ii) engage in the purchase, sale, leasing or development of property for use as a retail petroleum or convenience store facility in Alabama for three years following Closing.

Item 2.02 Results of Operations and Financial Condition.

On August 7, 2017, CrossAmerica issued a press release announcing the financial results for CrossAmerica for the quarter ended June 30, 2017. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Furnished herewith as Exhibit 99.3 are slides that senior management of CrossAmerica will utilize in CrossAmerica’s 2017 second quarter earnings call. The slides are available on the Webcasts & Presentations page of CrossAmerica’s website at www.crossamericapartners.com.

The information in this Item 2.02 is being furnished pursuant to Regulation FD. The information in Item 2.02 and Exhibits 99.2 and 99.3 of Item 9.01 of this report, according to general instruction B.2., shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. By filing this report on Form 8-K and furnishing this information, the Partnership makes no admission as to the materiality of any information in this report that the Partnership chooses to disclose solely because of Regulation FD.

Safe Harbor Statement

Statements contained in the exhibit to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. It is important to note that the Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission (the “SEC”). The Partnership undertakes no duty or obligation to publicly update or revise the information contained in this report, although the Partnership may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Item 7.01 Regulation FD Disclosure

On August 7, 2017, the Partnership issued a press release relating to the Purchase Agreement.  A copy of such press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated August 7, 2017 regarding the transaction related to the Purchase Agreement
99.2	Press Release dated August 7, 2017 regarding the Partnership’s earnings
99.3	Investor Presentation Slides of CrossAmerica

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CrossAmerica Partners LP
By:	CrossAmerica GP LLC
its general partner

By:	/s/ Giovanna Rueda
	Name:	Giovanna Rueda
	Title:	Director, Legal Affairs and Corporate Secretary

Dated: August 8, 2017

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated August 7, 2017 regarding the transaction related to the Purchase Agreement
99.2	Press Release dated August 7, 2017 regarding the Partnership’s earnings
99.3	Investor Presentation Slides of CrossAmerica